UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2021

OBLONG, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-35376
(Commission File Number)

77-0312442
(IRS Employer Identification No.)

25587 Conifer Road, Suite 105-231
Conifer, Colorado 80433
(Address of principal executive offices, zip code)

(303) 640-3838
(Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OBLG	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 28, 2021, Oblong, Inc., a Delaware corporation (the “Company”), issued a press release announcing that it entered into a securities purchase agreement with certain purchasers relating to the offer and sale (the “Offering”) of 4,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and warrants to purchase 1,000,000 shares of the Company’s common stock, at an exercise price of $4.00 per share (the “Series A Warrants”). The Common Stock and Series A Warrants were offered and will be sold pursuant to a prospectus supplement dated June 28, 2021, and an accompanying base prospectus dated January 15, 2021, relating to the Company’s existing shelf registration statement on Form S-3 (333-251543) that was declared effective by the Securities and Exchange Commission on January 21, 2021.

In a concurrent private placement, the Company offered and will sell to the purchasers of shares of the Company’s common stock in the Offering warrants to purchase 3,000,000 shares of the Company’s common stock at an exercise price of $4.40 per share (the “Series B Warrants”) (the “Private Placement”). The Series B Warrants are not listed on any securities exchange, and the Series B Warrants and the common stock issuable upon the exercise of the Warrants were issued and will be sold without registration under the Securities Act of 1933, as amended, or the Securities Act, or state securities laws, in reliance on the exemptions provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Oblong, Inc. dated June 28, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBLONG, INC.
Date: June 28, 2021    By:    /s/ Peter Holst
Name: Peter Holst
Title: Chief Executive Officer